UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1130 West Pender Street, Suite 820
 Vancouver, British Columbia, Canada V6E 4A4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 999-5848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On February 15, 2022, Live Current Media Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Mercer Street Global Opportunity Fund, LLC ("Mercer"), pursuant to which the Company has agreed to sell to Mercer, for gross proceeds of up to $2,500,000, Original Issue Discount Senior Convertible Promissory Notes (the "Convertible Notes") having an aggregate principal amount of up to $2,700,000 and warrants (the "Warrants") to purchase up to 5,955,882 shares of the Company's common stock (the "Warrant Shares") in two tranches (collectively, the "Offering").

Under the first tranche under the Purchase Agreement,  which closed upon signing of the Purchase Agreement, for gross proceeds of $1,500,000, the Company issued to Mercer Convertible Notes in the aggregate principal amount of $1,620,000 and Warrants to purchase up to 3,573,529 Warrant Shares.  At the request of the Company, the Company and Mercer may close a second tranche for Convertible Notes in the aggregate principal amount of $1,080,000 and Warrants to purchase up to 2,382,353 Warrant Shares for gross subscription proceeds of $1,000,000.  Closing of a second tranche under the Purchase Agreement is subject to certain conditions precedent, including the closing of the Company's acquisition of Evasyst Inc.

The Convertible Notes mature 24 months after issuance, bear interest at a rate of 4% per annum and are convertible into shares of the Company's common stock (the "Conversion Shares") at an initial conversion price of $0.34 per share, subject to adjustment for certain stock splits, stock combinations and dilutive share issuances.  The Company may prepay the Convertible Notes (i) at any time during the first 90 days following closing at the face value of the Convertible Notes, (ii) at any time during the period from 91 to 180 days following closing at a premium of 110% of the face value of the Convertible Notes, and (iii) thereafter at 120% of the face value of the Convertible Notes.

The Convertible Notes contain a number of customary events of default. Additionally, the Convertible Notes are secured by all of the assets of the Company, including a lien on and security interest in all of the issued and outstanding equity interests of the wholly-owned subsidiaries of the Company, pursuant to a security agreement that was entered into in connection with the issuance of the Convertible Notes (the "Security Agreement").

The Warrants are exercisable at an initial exercise price of $0.75 per share for a term ending on the 5 year anniversary of the date of issuance.  The exercise price of the Warrants are subject to adjustment for certain stock splits, stock combinations and dilutive share issuances.

In addition to the forgoing, until such time as there are no Convertible Notes outstanding, if the Company proposes to offer and sell any securities of the Company in a subsequent financing, Mercer may elect to surrender its Convertible Notes and Warrants for securities of the same type offered in such subsequent financing on the same terms and conditions as that subsequent financing.  Subject to stated exceptions described in the Purchase Agreement, the Company is prohibited from incurring any debt, filing registration statements, entering into any variable rate transactions while the Convertible Notes are outstanding, and until the earlier of 90 days following closing of the second tranche, or 180 days following closing of the first tranche, the Company is prohibited from issuing any shares of its common stock.

The Convertible Notes and Warrants may not be converted or exercised by the holder if, after give effect to such conversion or exercise, the holder would beneficially own greater than 4.99% of the Company's outstanding common stock, provided that the holder may, on not less than 61 days prior written notice to the Company, increase the limitation to 9.99% of the Company's outstanding common stock.

In connection with the Offering, the Company also entered into a registration rights agreement (the "Registration Agreement") with Mercer, pursuant to which the Company has agreed to file a registration statement (a "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the resale of the Conversion Shares and the Warrant Shares by no later than April 7, 2022, and to use commercially reasonable efforts to have the Registration Statement declared effective within 60 days after filing.

The Offering was completed pursuant to the exemptions from registration provided by Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), on the basis that Mercer is an "accredited investor" as defined in Rule 501 of Regulation D. The offer and sale of the Convertible Notes, Conversion Shares, Warrants and Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act, and in each case in compliance with applicable state securities laws.

The above description of the terms and conditions of the Purchase Agreement, Convertible Notes, Warrants, Security Agreement and Registration Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreements and instruments, copies of which are attached as exhibits to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

4.1	Form of Original Issue Discount Senior Convertible Promissory Note.

4.2	Form of Common Stock Purchase Warrant.

10.1	Securities Purchase Agreement dated February 15, 2022 between Live Current Media Inc. and Mercer Street Global Opportunity Fund, LLC.*

10.2	Registration Rights Agreement dated February 15, 2022 between Live Current Media Inc. and Mercer Street Global Opportunity Fund, LLC.

10.3	Security Agreement dated February 15, 2022 between Live Current Media Inc. and Mercer Street Global Opportunity Fund, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain information in these exhibits has been omitted because it is both not material and the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.
Date: February 15, 2022
	By:	/s/ David M. Jeffs
David M. Jeffs
Chief Executive Officer